UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

An Open Letter From Our Customers

Over the last six months, physicians from around the world have approached Allergan, including at the recent American Academy of Ophthalmology annual meeting, to raise significant concerns about the consequences of Valeant Pharmaceuticals International, Inc.’s attempted hostile acquisition of Allergan. Many of those physicians also expressed a desire to publicly voice their perspective and asked Allergan to assist by providing them with an appropriate forum. In response, Allergan prepared the following open letter for signature by physicians. Allergan notes that all physicians who sign the open letter are doing so voluntarily and are not being compensated in any way by Allergan.

An Open Letter to the Eye Care Community from Ophthalmologists:

For more than 60 years, Allergan has been a leading eye-care company recognized for its professionalism and commitment to advancing science. While other companies have entered and exited the field, Allergan has remained steadfast in its commitment to developing and providing important products for serious ophthalmic conditions.

In doing so, Allergan has consistently demonstrated its leadership by supporting physicians in all critical areas of their practices so they can provide the best possible patient care, including by making industry-leading investments in innovative research and development (R&D), as well as in patient, physician and staff education, clinical study support, advocacy, reimbursement guidance and patient assistance programs. Allergan’s success has been our success and vice versa.

Sign the open letter:

Top of Form

*Required field

Optional fields

Please enter the words below and click submit

The undersigned, who spend our lives working to bring patients the best possible treatments, are alarmed by Valeant Pharmaceuticals International, Inc.’s unsolicited proposal to acquire Allergan. Based on Valeant’s publicly disclosed targets, its acquisition of Allergan would greatly decrease funding for R&D and would thus negatively impact our practices and our ability to provide the highest quality care to our patients.

As ophthalmologists and members of the global eye care community, we would like to recognize Allergan for all that the company has done for our ability to practice and for our patients. We are greatly concerned about the potential loss of one of the few remaining large innovation-focused eye care companies. As leaders in our profession, we are committed to supporting those companies that share our unwavering priorities relating to innovation, clinical advancement, education and training to improve patient care.

Bottom of Form

Click here to find important information on Allergan’s solicitation materials.

Click here to read additional letters of support from our customers.

Louis B. Cantor

M.D.

Board of Trustees,

American Academy of Ophthalmology

Bartly Mondino

M.D.

Director of Stein Eye Institute,

Chairman of UCLA Department

of Ophthalmology,

Executive Vice President of Association of

University Professors of Ophthalmology

Bruce Spivey

M.D

Immediate Past President,

International Council of Ophthalmology,

and Founding CEO,

American Academy of Ophthalmology

Joseph Caprioli

M.D.

Professor of Ophthalmology and

Chief of Glaucoma Division, UCLA

Randall Olson

M.D.

Chairman and CEO,

John Moran Eye Institute

Roger F. Steinert

M.D.

Interim Dean, School of Medicine

Irving H. Leopold Professor of Ophthalmology

Director, Gavin Herbert Eye Institute

University of California, Irvine

H. Dunbar Hoskins, Jr.

M.D.

David W. Parke II

M.D.

EVP & CEO,

American Academy of Ophthalmology

Hugh R Taylor AC

Professor

President, the International Council

of Ophthalmology

W. Bruce Jackson, FRCSC

M.D.

Former Chair and Director-General,

University of Ottawa Eye Institute,

The Ottawa Hospital

Professor of Ophthalmology,

University of Ottawa

Ottawa, Ontario

Canada

Gregory L. Skuta

M.D.

President,

American Academy of Ophthalmology

President and CEO,

Dean McGee Eye Institute

Rohit Varma, MPH

M.D.

Grace and Emery Beardsley

Professor and Chair

USC Department of Ophthalmology

Director, USC Eye Institute

Associate Dean, Keck School of Medicine

of USC

Richard A. Lewis

M.D.

President, American Society of Cataract and

Refractive Surgery

Sacramento, CA

Allan R. Slomovic MSc, FRCSC

M.D.

Associate Professor of Ophthalmology, University of Toronto

Ruth D. Williams

M.D.

President, Wheaton Eye Clinic, Ltd

Past President,

American Academy of Ophthalmology

David S Boyer

M.D.

Senior Partner,

Retina Vitreous Associates Medical Group

Clinical Professor of Ophthalmology

USC/Keck School of Medicine

David M. Brown, FACS

M.D.

Clinical Professor of Ophthalmology

Baylor College of Medicine, Houston TX

Retina Consultants of Houston

Anne L. Coleman, PhD

M.D.

Professor of Ophthalmology

Stein Eye Institute

UCLA

Robert Osher

M.D.

Professor of Ophthalmology

University of Cincinnati

Medical Director Emeritus

Cincinnati Eye Institute

Christie Morse

M.D.

Board of Trustees, American Academy of Ophthalmology

Mathew MacCumber

M.D.

Board of Trustees, American Academy of Ophthalmology

Chicago , IL

Robert Avery

M.D.

Founder, California Retina Consultants

Santa Barbara, CA

Pamela Williams

M.D.

AAPOS Board of Directors

Baton Rouge, LA

Thomas A. Albini

M.D.

President, The Vit-Buckle Society, Bascom Palmer Eye Institute, University of Miami

Miami, FL

Rohit R. Lakhanpal

M.D.

Vice-President, Membership Chair, The Vit-Buckle Society, University of Maryland, The Union Memorial Hospital

Baltimore, MD

Derek Kunimoto

M.D.

Vice-President, Governance, The Vit-Buckle Society, Retinal Consultants of Arizona

Phoenix, AZ

Charles W. Mango

M.D.

Treasurer, The Vit-Buckle Society, Weill Cornell Medical College, New York Presbyterian Hospital

New York, NY

Andrew Moshfeghi

M.D.

Secretary, The Vit-Buckle Society, Retina Associates of Kentucky

Lexington, KY

Tina Qiu

M.D.

Ophthalmic Physician Innovator

Greater Boston Area, MA

Audina M. Berrocal

M.D.

Annual Meeting Chair 2015, The Vit-Buckle Society, Bascom Palmer Eye Institute, University of Miami

Miami, FL

Susan MacDonald

M.D.

Concord , MA

Linda Tsai

M.D.

Board of Trustees, American Academy of Ophthalmology

St. Louis, MO

Charles C. Wykoff, M.D.

Ph.D

Meeting Program Chair, The Vit-Buckle Society, Retina Consultants Houston

Houston, TX

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Allergan has filed a solicitation/recommendation statement on Schedule 14D-9, as amended, with the SEC in response to the exchange offer by Valeant Pharmaceuticals, Inc. that has been mailed to Allergan’s stockholders. In addition, Allergan has filed a preliminary proxy statement with the SEC and will file a definitive proxy statement with the SEC. The definitive proxy statement will be mailed to Allergan’s stockholders. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by Allergan at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Allergan’s website at www.allergan.com. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187.

Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan stockholders. Information regarding the names of Allergan’s directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in Allergan’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, filed with the SEC on May 7, 2014 and August 5, 2014, respectively. To the extent holdings of Allergan’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

©2014 Allergan, Inc. All Rights Reserved. Home | Site Map | PRIVACY POLICY AND TERMS OF USE

Information posted to this Web site is intended for U.S. residents. Please visit the local Allergan Web site for your country for information concerning Allergan products and services available in your country of residence.